UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414 Charlotte, North Carolina 28226
(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	BURG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.08. Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01. Other Events.

On November 11, 2019, the Board of Directors (the “Board”) of Chanticleer Holdings, Inc. (the “Company”) determined that its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) will be held on December 20, 2019, at 10:00 a.m. Eastern Time at the Company’s principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226. Stockholders of record of Company common stock at the close of business on November 13, 2019, the record date for the 2019 Annual Meeting, will be entitled to notice of, and to vote at, the 2019 Annual Meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), because the date of this year’s annual meeting has been changed by more than 30 calendar days from the date of the previous year’s meeting, the Company is required set a deadline for the receipt of stockholder proposals for inclusion in the Company’s proxy materials for the 2019 Annual Meeting, which must be no later than a reasonable time before the Company begins to print and mail its proxy materials. In accordance with Rule 14a-8, the Company has set such deadline as 5:00 P.M. Eastern Time on November 14, 2019. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials and the Company may omit any proposal from its proxy materials that does not comply with the SEC’s rules.

In addition, stockholder proposals (other than proposals made in accordance with Rule 14a-8) may be submitted until the close of business on the tenth day following the Company’s first public announcement of the date of such annual meeting, which for the purposes of the 2019 Annual Meeting, is 5:00 P.M. Eastern Time on Friday, November 22, 2019. Stockholder proposals and other items of business should be submitted in writing to the Chief Financial Officer, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226. All such proposals must be in compliance with applicable laws and regulations and the Company’s Bylaws in order to be considered for inclusion in the proxy materials for the 2019 Annual Meeting or to be considered at the 2019 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc.,
a Delaware corporation
(Registrant)

Date: November 12, 2019	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer